SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2003

                         Watts Water Technologies, Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                    1-11499                  04-2916536
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  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


 815 Chestnut Street, North Andover, MA                   01845
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (978) 688-1811


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         (Former name or former address, if changed since last report)

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Item 5. Other Events and Required FD Disclosure

      On December 1, 2003, Watts Water Technologies, Inc. (the "Company") announced its intention to offer, subject to market and other conditions, 4,000,000 shares of its Class A common stock pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission. In connection with the offering, the Company will grant the underwriters an option to purchase up to an additional 600,000 shares of Class A common stock from the Company to cover over-allotments, if any. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 2, 2003                   WATTS WATER TECHNOLOGIES, INC.

                                          By: /s/ Patrick S. O'Keefe
                                              ----------------------------
                                              Patrick S. O'Keefe
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                     Description
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99.1                            Press release dated December 1, 2003